D A T A A S O F M A R C H 3 1 , 2 0 1 7 U N L E S S O T H E R W I S E N O T E D INVESTOR PRESENTATION

FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements. Management’s “2017 Outlook” contained herein is comprised of forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation’s actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2016 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, which have been filed with the Securities and Exchange Commission and are available in the Investor Relations section of the Corporation’s website (www.fult.com) and on the Securities and Exchange Commission’s website (www.sec.gov). The Corporation uses certain non-GAAP financial measures in this presentation. These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation. 2

WHY FULTON? • Risk Management Foundation • Management Depth and Experience • Stability of Geographic Markets / Franchise Value • Strong Capital & Reserves • Commitment to Enhancing Shareholder Value • Relationship Banking Strategy / Customer Experience • Quality Loan Growth / Solid Asset Quality • Attractive Core Deposit Profile • Prudent Expense Management • Balance Sheet Is Positioned for Rising Interest Rates 3

A VALUABLE FRANCHISE • 243 community banking offices across the Mid-Atlantic • Asset size: $19.2 billion • 3,700+ team members (3,520 FTEs (1)) • Market capitalization: $3.1 billion (2) 4 (1) Average full-time equivalent employees. (2) Based on shares outstanding and the closing price as of March 31, 2017.

STRONG POSITION IN ATTRACTIVE MARKETS 5 Note: Data as of June 30, 2016 per Federal Deposit Insurance Corporation (FDIC) Summary of Deposits. Household Income Data as of June 30, 2016 per SNL Financial LC. (1) Median HH Income, 2017 – 2022 Projected Population Change and 2017 – 2022 Projected HH Income Change are weighted by deposits in each MSA. Median Deposits Market Market Household (HH) Metropolitan Statistical Area (MSA) (in millions) Rank Share Income Population HH Income Lancaster, PA 2,914$ 1 27.61% 62,019$ 2.54% 8.21% Philadelphia-Camden-Wilmington, PA-NJ-DE-MD 2,773 15 0.80% 65,864 1.69% 6.82% Allentown-Bethlehem-Easton, PA-NJ 1,420 5 8.63% 63,374 1.37% 7.53% New York-Newark-Jersey City, NY-NJ-PA 1,203 62 0.08% 70,547 2.62% 6.09% Baltimore-Columbia-Towson, MD 896 9 1.28% 73,515 3.12% 5.57% York-Hanover, PA 837 3 12.08% 60,870 1.69% 4.54% Harrisburg-Carlisle, PA 755 5 5.74% 61,322 2.41% 5.44% Lebanon, PA 713 1 33.43% 58,385 2.17% 4.54% Reading, P 588 7 3.92% 58,336 1.02% 4.62% Hagerstown-Martinsburg, MD-WV 471 2 13.73% 59,135 3.21% 4.81% Top 10 Fulton Financial Corporation MSAs (1) 12,571$ 64,050$ 2.14% 6.52% Total Franchise (1) 14,435$ 63,770$ 2.20% 6.44% Nationwide 57,462$ 3.77% 7.27% 2017-2022 Projected Change

Name Position Years at Fulton Years in Financial Services Prior Experience E. Philip Wenger Chairman, President & CEO 37 37 Various roles since joining in 1979 Craig Roda Senior EVP/ Community Banking 38 38 Various roles since joining in 1979 Philmer Rohrbaugh (1) Senior EVP/ COO and CFO 4 39 KPMG, Arthur Andersen Curtis Myers Senior EVP/ President and COO of Fulton Bank 26 26 Various roles since joining in 1990 Meg Mueller Senior EVP & CCO 20 30 Various roles since joining in 1996 Angela Sargent Senior EVP/ CIO and IT Manager 24 24 Various roles since joining in 1992 Betsy Chivinski (1) Senior EVP/CRO 22 34 Various roles since joining in 1994 DEEP EXECUTIVE MANAGEMENT TEAM 6 (1) Includes years of service in public accounting as a financial services industry specialist

FIRST QUARTER HIGHLIGHTS Diluted Earnings Per Share: $0.25 in 1Q17, 4.2% increase from 4Q16 and 13.6% increase from 1Q16 Pre-Provision Net Revenue(1): $60.9 million, 9.0% increase from 4Q16 and 19.8% increase from 1Q16 Linked Quarter Loan and Core Deposit Growth: 2.6% increase in average loans, while average core deposits decreased 0.9% Net Interest Income & Margin: Net interest income increased 4.0%, reflecting the impact of loan growth and an 11 basis point increase in net interest margin Non-Interest Income(2) & Non-Interest Expense: 11.1% decrease in non-interest income and 4.2% decrease in non-interest expense Asset Quality: $200,000 decrease in provision for credit losses. Overall credit metrics stable to improving. Year-over-Year Loan and Core Deposit Growth: 7.2% increase in average loans and 7.1% increase in average core deposits Net Interest Income & Margin: 6.6% increase in net interest income, reflecting the impact of loan growth and a 3 basis point increase in net interest margin Non-Interest Income(2) & Non-Interest Expense: 8.0% increase in non-interest income and 1.5% increase in non-interest expense Asset Quality: $3.3 million increase in provision for credit losses, reflective of loan growth 7 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reason for using the measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. (2) Excluding securities gains.

INCOME STATEMENT SUMMARY  Net Income of $43.4 million; a 2.9% increase from 4Q16 and a 13.4% increase from 1Q16. Earnings per share increased 4.2% from 4Q16 and 13.6% from 1Q16.  Net Interest Income  From 4Q16: Increase of 4.0%, reflecting the impact of loan growth and an 11 basis point increase in net interest margin (NIM)  From 1Q16: Increase of 6.6% primarily driven by loan growth and the impact of a 3 basis point increase in NIM  Loan Loss Provision $4.8 million provision in 1Q17  Non-Interest Income  From 4Q16: Decrease of 11.1% driven primarily by lower mortgage banking income, SBA loan sale gains, debit card and merchant fee income and gains on property sales  From 1Q16: Increase of 8.0% due to higher commercial loan interest rate swap fees, mortgage banking income, and investment management and trust services income  Non-Interest Expenses  From 4Q16: Decrease of 4.2% due to lower salaries and employee benefits, property write-offs in 4Q16 and reduction of other outside services  From 1Q16: Increase of 1.5% primarily driven by an increase in state taxes and amortization of community development investments 8 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized. (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 1Q17 4Q16 1Q16 Net Interest Income 137,579$ 5,342$ 8,525$ Provision for Credit Losses 4,800 (200) 3,270 Non-Interest Income 45,567 (5,663) 3,377 Securities Gains 1,106 (419) 159 Non-Interest Expense 122,275 (5,346) 1,862 Income before Income Taxes 57,177 4,806 6,929 Income Taxes 13,797 3,576 1,806 Net Income 43,380$ 1,230$ 5,123$ Earnings Per Share (Diluted) 0.25$ 0.01$ 0.03$ ROA (1) 0.92% 0.03% 0.06% ROE (tangible) (2) 10.93% 0.46% 0.86% Efficiency ratio (2) 64.8% (2.8%) (3.6%) (dollars in thousands, except per-share data) Change from

NET INTEREST INCOME AND MARGIN Net Interest Income & Net Interest Margin ~ $730 million ~ $610 million $129.1 $128.9 $130.6 $132.2 $137.6 3.23% 3.20% 3.14% 3.15% 3.26% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 1Q16 2Q16 3Q16 4Q16 1Q17 Ne t Interest Income Ne t Interest Margin (Full y-taxable equivale nt bas is, or FTE) Average Interest-Earning Assets & Yields Average Liabilities & Rates $2.8 $2.8 $3.0 $2.9 $3.0 $13.9 $14.0 $14.2 $14.5 $14.9 3.72% 3.69% 3.63% 3.62% 3.74% 0.00% 2.00% 4.00% $- $5.0 $10.0 $15.0 $20.0 1Q16 2Q16 3Q16 4Q16 1Q17 Securities & Other Loans Earning Asset Yield (FTE) $14.2 $14.4 $14.7 $15.0 $14.9 $1.4 $1.4 $1.4 $1.3 $1.4 0.70% 0.70% 0.70% 0.69% 0.69% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% $- $5.0 $10.0 $15.0 $20.0 1Q16 2Q16 3Q16 4Q16 1Q17 Deposits Borrowings Cost of Interest-bearing Liabilities ($ IN MILLIONS) ($ IN BILLIONS) ($ IN BILLIONS) 9

LOAN PORTFOLIO COMPOSITION & YIELD 10 Note: Loan portfolio composition is based on average balances for the years ended December 31, 2012 to 2016, and quarter ended March 31, 2017. (1) Presented on a fully-taxable equivalent basis. $4.9 $5.1 $5.2 $5.6 $6.0 $3.7 $3.7 $3.9 $4.1 $4.2 $1.7 $1.7 $1.7 $1.7 $1.6 $1.3 $1.4 $1.4 $1.5 $1.6 $0.6 $0.6 $0.7 $0.8 $0.8 $0.4 $0.4 $0.4 $0.4 $0.7 4.39% 4.21% 4.04% 3.95% 4.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 2013 2014 2015 2016 Mar 2017 Comm'l Mtg Comm'l Home Equity Res Mtg Construction Consumer/Other FTE loan yield (1) $13.3 A ve ra ge Loa n Po rtf o lio B al an ce s, in b ill io n s To tal Loa n Po rtf o lio Y ie ld (1) Average loans for the first quarter of 2017 are up 7.2% compared to the first quarter of 2016. $12.6 $12.9 $14.1 $14.9

DEPOSIT PORTFOLIO COMPOSITION 11 Note: Deposit composition is based on average balances for the periods indicated. Average demand and savings are up 7.1% compared to March 31, 2016; while total average deposits are up 4.8%. 18% 29% 25% 18% 10% Time Deposits Non-Int DDA Int DDA Money Mkt Savings Three Months Ended March 31, 2017 20% 29% 24% 18% 9% Time Deposits Non-Int DDA Int DDA Money Mkt Savings Three Months Ended March 31, 2016

1) A variety of interest rate scenarios are used to measure the effects of sudden and gradual movements upward and downward in the yield curve. These results are compared to the results obtained in a flat or unchanged interest rate scenario. Simulation of net interest income is used primarily to measure the Corporation’s short- term earnings exposure to rate movements. The Corporation’s policy limits the potential exposure of net interest income, in a non-parallel instantaneous shock, to 10% of the base case net interest income for a 100 basis point shock in interest rates, 15% for a 200 basis point shock and 20% for a 300 basis point shock. A "shock" is an immediate upward or downward movement of interest rates. The shocks do not take into account changes in customer behavior that could result in changes to mix and/or volumes in the balance sheet, nor do they account for competitive pricing over the forward 12-month period. These results include the effect of implicit and explicit floors that limit further reduction in interest rates. 2) The actual impact of changes in interest rates on the Corporation’s net interest income may differ materially from the anticipated amounts presented above. Rate Annual Change in % Change (1) Net Interest Income (2) Change +300 bps $ 100.0 million 16.8% +200 bps $ 67.7 million 11.4% +100 bps $ 34.0 million 5.7% - 100 bps $ (49.8) million -8.3% POSITIONED FOR RISING INTEREST RATE ENVIRONMENT MARCH 31, 2017 12

ASSET QUALITY ($ IN MILLIONS) 13 Provision for Credit Losses Non-Performing Loans (NPLs) & NPLs to Loans 121.05% 129.26% 119.59% 130.15% 131.26% 1.20% 1.17% 1.15% 1.17% 1.15% 0.00% 1.00% 2.00% 3.00% 0.0% 25.0% 50.0% 75.0% 100.0% 125.0% 150.0% 1Q16 2Q16 3Q16 4Q16 1Q17 Allowance/NPLs Allowance/Loans Net Charge-offs (NCOs) and NCOs to Average Loans Allowance for Credit Losses (Allowance) to NPLs & Loans $6.9 $3.5 $4.1 $(1.2) $3.5 0.20% 0.10% 0.11% -0.03% 0.09% -0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% $(2.0) $- $2.0 $4.0 $6.0 $8.0 1Q16 2Q16 3Q16 4Q16 1Q17 NCOs NCOs/Average Loans (annualized) $1.5 $2.5 $4.1 $5.0 $4.8 $- $1. $2.0 $3.0 $4.0 $5.0 $6.0 1Q16 2Q16 3Q16 4Q16 1Q17 $137.2 $127.7 $138.1 $131.6 $131.5 0.99% 0.90% 0.96% 0.90% 0.88% 0.00% 0.50% 1.00 1.50% 2.00% $0.0 $40.0 $80.0 $120.0 $160.0 1Q 6 2Q16 3Q16 4Q16 1Q17 NPL NPLs/Loans

NON-INTEREST INCOME – QUARTER COMPARISON ($ IN MILLIONS) Non-Interest Income, Excluding Securities Gains ~ $730 million ~ $610 million $42.2 $46.1 $48.1 $51.2 $45.6 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 1Q16 2Q16 3Q16 4Q16 1Q17 Mortgage Banking Income & Spreads Other Non-Interest Income 1.28% 1.71% 1.73% 1.94% 1.62% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $(1.0) $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 1Q16 2Q16(2) 3Q16(2) 4Q16(2) 1Q17 Gains on Sales Servicing Income Spread on Sales (1) $4.0 $3.9 $4.5 $7.0 $4.6 $- $10.0 $20.0 $30.0 $40.0 $50.0 1Q16 2Q16 3Q16 4Q16 1Q17 Invt Mgmt & Trust Srvs Deposit Srv Chgs Oth Srv Chgs Other $38.2 $42.2 $43.6 $44.2 $41.0 (1) Represents Gains on Sales divided by total new commitments to originate residential mortgage loans for customers. (2) Servicing income includes $1.7 and $1.3 million Mortgage Servicing Rights (MSR) impairment charges in 2Q16 and 3Q16, respectively, and a $1.7 million recovery in 4Q16. 14

NON-INTEREST EXPENSES – QUARTER COMPARISON ($ IN MILLIONS) Non-Interest Expense & Efficiency Ratio (1) ~ $730 million ~ $610 million $120.4 $121.6 $119.8 $127.6 $122.3 68.3% 67.6% 65.2% 67.6% 64.8% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 1Q16 2Q16 3Q16 4Q16 1Q17 Salaries and Employee Benefits & Staffing Other Non-Interest Expenses 3,480 3,520 - 2,000 4,000 6,000 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 1Q16 2Q16 3Q16 4Q16 1Q17 To tal Salaries Emp lo yee Be nefits Avera ge Fu ll-time E quivalent Emp lo yees $69.4 $70.0 $70.7 $73.3 $69.2 $- $10.0 $20.0 $30.0 $40.0 $5 .0 $60.0 1Q16 2Q16 3Q16 4Q16 1Q17 Occp & Equip Data Processing & Software Outside Srvs Other $51.0 $51.6 $49.1 $54.4 $53.0 (1) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non- GAAP Reconciliation” at the end of this presentation. 15

PROFITABILITY & CAPITAL 16 ROA(1) ROE (tangible)(2) Tangible Common Equity Ratio(2) Diluted Earnings Per Common Share 10.07% 10.26% 10.38% 10.47% 10.93% 0.00% 4.00% 8.00% 12.00% 1Q16 2Q16 3Q16 4Q16 1Q17 0.86% 0.88% 0.89% 0.89% 0.92% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1Q16 2Q16 3Q16 4Q16 1Q17 (1) ROA is return an average assets determined by dividing net income for the period indicated by average assets, annualized. (2) Non-GAAP based financial measure. Please refer to the calculation and management’s reasons for using this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 8.8% 8.8% 8.8% 8.6% 8.7% 0.0% 4. 8. 12.0 1Q16 2Q16 3Q16 4Q16 1Q17 $0.22 $0.23 $0.24 $0.24 $0.25 $- $0.05 $0.10 $ .15 $0.20 $0.25 $0.30 1Q16 2Q16 3Q16 4Q16 1Q17

STOCK REPURCHASE PROGRAMS June 2012 to April 2017 Repurchase Programs (1) Shares Repurchased 31.88 million % of Outstanding Shares 15.9% (2) Amount Repurchased $375.1 million Average Purchase Price $11.77 demand and savings (1) Share repurchases completed from June 2012 through April 2017. (2) Total shares repurchased as a percentage of outstanding common stock on June 30, 2012. (3) Up to an additional $31.4 million of common stock may be repurchased under the current program. In October 2015, the Board of Directors approved a new repurchase program of up to $50 million of the Corporation’s common stock, or approximately 2.3% of outstanding shares, through December 31, 2016. In November 2016, the Board of Directors extended the timeframe for its stock repurchase program to December 31, 2017. The following is a summary of purchases under this program: # Shares Total Cost Per Share 1Q 2016 917,000 $11.2 million $12.21 2Q 2016 393,000 $ 5.1 million $12.87 3Q 2016 176,000 $ 2.3 million $13.00 Total 1,486,000 $18.6 million(3) $12.48 17

AVERAGE ASSETS AND ROA, BY BANK Three Months Ended Mar 31, 2017 Average Assets ($ Millions) 2017 2016 Fulton Bank, N.A. $10,697 1.09% 1.04% The Columbia Bank 2,319 1.03% 0.82% Lafayette Ambassador Bank 1,525 0.69% 0.95% Fulton Bank of New Jersey 3,817 0.85% 0.68% FNB Bank, N.A. 348 0.63% 0.60% Swineford National Bank 312 0.52% 0.55% Fulton Financial Corporation $19,061 0.92% 0.86% Three Months Ended Mar 31, Return on Average Assets (1) (1) Net Income divided by average assets, annualized. 18

2017 OUTLOOK The following outlook remains unchanged from prior quarter: • Loans & Deposits: Annual average growth rate in the mid- to high-single digits • Asset Quality: Provision driven primarily by loan growth • Non-Interest Income (Excluding Securities Gains): Mid- to high-single digit growth rate • Non-Interest Expense: Low- to mid-single digit growth rate • Capital: Focus on utilizing capital to support growth and provide appropriate returns to our shareholders The following outlook has been updated: • Net Interest Margin • Original: Modest improvement (flat to 5 basis points) on a quarterly basis in Q1 and Q2; Q3 and Q4 margin trends will be largely dependent upon changes in the federal funds rate and competitor actions. • Updated: Modest improvement in Q2 (2 to 7 basis points); quarterly improvement of 3 to 9 basis points during Q3 and Q4, with variability within that range based on further changes in the federal funds rate and competitive pressure on deposit pricing. 19

APPENDIX

AVERAGE LOAN PORTFOLIO AND YIELDS 21 Note: Yields presented on a fully taxable-equivalent basis, using a 35% federal tax rate and statutory interest expense disallowances. Average loan portfolio yield is for the three months ended March 31, 2017. Balance Yield 4Q 2016 1Q 2016 4Q 2016 1Q 2016 Comm'l Mort 6,039$ 3.98% 211$ 552$ 0.08% (0.05%) Commercial 4,205 3.89% 124 110 0.15% 0.10% Home Equity 1,613 4.18% (21) (61) 0.13% 0.08% Resid Mort 1,638 3.76% 65 257 0.01% (0.02%) Construction 841 3.97% (5) 49 0.19% 0.15% Cons./Other 521 5.22% 7 98 (0.10%) (1.05%) Total Loans 14,857$ 4.00% 381$ 1,005$ 0.10% - (dollars in millions) Balance From1Q 2017 Change in Yield From

AVERAGE CUSTOMER FUNDING AND RATES 22 Balance Rate 4Q 2016 1Q 2016 4Q 2016 1Q 2016 Nonint DDA 4,302$ - % (30)$ 334$ - % - % Int DDA 3,651 0.25% (63) 213 0.04% 0.08% Savings/MMDA 4,194 0.21% (22) 261 0.00% 0.03% CD's 2,739 1.09% (38) (129) 0.00% 0.05% Total Deposits 14,886 0.32% (153) 679 0.01% 0.02% Cash Mgt 279 0.08% 12 34 0.00% -0.01% Total Customer Funding 15,165$ 0.32% (141)$ 713$ 0.01% 0.02% (dollars in millions) Balance From1Q 2017 Change In Rate From Note: Average customer funding is for the three months ended March 31, 2017.

ENDING LOAN DISTRIBUTION BY STATE

MARCH 31, 2017

FULTON FINANCIAL CORPORATION

	Comm'l	Comm'l Mortgage	Constr.	Res. Mtg.	Consumer & Other	Total
			(in thousands)			
Pennsylvania	$ 3,070,601	$ 3,187,600	$ 499,503	$ 673,827	$ 1,298,488	$ 8,730,019
New Jersey	527,703	1,447,594	151,448	251,524	383,192	2,761,461
Maryland	330,493	682,929	109,383	326,502	281,361	1,730,668
Virginia	109,731	494,165	58,464	335,004	62,220	1,059,584
Delaware	129,281	306,245	64,185	78,285	103,449	681,445
	$ 4,167,809	$ 6,118,533	$ 882,983	$ 1,665,142	$ 2,128,710	$ 14,963,177

23

NON-PERFORMING LOANS(1) MARCH 31, 2017 24 Comm'l Consumer Ending Loans NPLs/Loans Comm'l Mortgage Constr. Res. Mtg. & Other Total NPLs by State by State Pennsylvania 23,272$ 13,839$ 9,227$ 8,572$ 6,827$ 61,737$ 8,730,019$ 0.71% New Jersey 6,520 13,709 371 6,520 4,761 31,881 2,761,461 1.15% Maryland 1,853 1,666 347 1,870 1,392 7,128 1,730,668 0.41% Virginia 7,756 943 17 5,648 541 14,905 1,059,584 1.41% Delaware 4,425 6,556 3,588 987 325 15,881 681,445 2.33% 43,826$ 36,713$ 13,550$ 23,597$ 13,846$ 131,532$ 14,963,177$ 0.88% Ending Loans 4,167,809$ 6,118,533$ 882,983$ 1,665,142$ 2,128,710$ 14,963,177$ Non-performing Loan % (3/31/17) 1.05% 0.60% 1.53% 1.42% 0.65% 0.88% Non-performing Loan % (3/31/16) 0.97% 0.78% 1.48% 1.83% 0.85% 0.99% (dollars in thousands) (1) Includes loans ≥ 90 days past due and accruing, and non-accrual loans.

NET CHARGE-OFFS (RECOVERIES) THREE MONTHS ENDED MARCH 31, 2017 25 Annualized Comm'l Consumer Average Loans Charge-Offs to Comm'l Mortgage Constr. Res. Mtg. & Other Total by State Average Loans Pennsylvania 1,513$ 337$ (238)$ (111)$ 1,114$ 2,615$ 8,704,369$ 0.12% New Jersey (19) 453 (11) 128 476 1,027 2,744,234 0.15% Maryland (152) 5 (52) (5) 74 (130) 1,689,291 -0.03% Virginia (1) (15) - (18) 5 (29) 1,041,270 -0.01% Delaware (5) (6) - (8) 14 (5) 678,398 0.00% 1,336$ 774$ (301)$ (14)$ 1,683$ 3,478$ 14,857,562$ 0.09% Average Loans 4,205,070$ 6,039,140$ 840,968$ 1,637,669$ 2,134,715$ 14,857,562$ Annualized Net Charge-offs (Recoveries) to Average Loans 0.13% 0.05% -0.14% 0.00% 0.32% 0.09% (dollars in thousands)

INVESTMENT PORTFOLIO MARCH 31, 2017 26 Weighted Avg. Remaining Life Amortized Unrealized Estimated (in years) Cost Gain (Loss) Fair Value (dollars in millions) Collateralized mortgage obligations 3.7 576$ (10)$ 566$ Mortgage-backed securities 5.4 1,322 (9) 1,313 State and municipal securities 8.2 404 (11) 393 Auction rate securities 0.3 107 (10) 97 Corporate debt securities 9.3 110 (2) 108 U.S. Government sponsored agency securities 6.2 6 - 6 Bank stocks N/A 10 12 22 Other equity securities N/A 1 - 1 Total Investments 5.3 2,536$ (30)$ 2,506$

NON-INTEREST INCOME (EXCLUDING SECURITIES GAINS) 27 1Q 2017 4Q 2016 1Q 2016 4Q 2016 1Q 2016 Invt Mgt & Trust 11,808$ 11,610$ 10,988$ 198$ 820$ Overdraft & NSF Fees 5,469 5,749 5,272 (280) 197 Mortgage Banking Income 4,596 6,959 4,030 (2,363) 566 Merchant Fees 3,607 3,981 3,682 (374) (75) Cash Mgt Fees 3,537 3,532 3,466 5 71 Service Charges 3,395 3,533 3,820 (138) (425) Commercial Swap Fees 3,058 3,008 1,442 50 1,616 Debit Card Fees 2,665 3,288 2,511 (623) 154 Credit Card Fees 2,648 2,564 2,424 84 224 Letters of Credit 1,200 1,119 1,146 81 54 Other Income 3,584 5,887 3,409 (2,303) 175 Total Non-Interest Income 45,567$ 51,230$ 42,190$ (5,663)$ 3,377$ (in thousands) Change From

NON-INTEREST EXPENSE 28 1Q 2017 4Q 2016 1Q 2016 4Q 2016 1Q 2016 Salaries & Benefits 69,236$ 73,256$ 69,372$ (4,020)$ (136)$ Occupancy & Equipment 16,022 15,206 15,591 816 431 Data Proc. & Software 8,979 9,442 9,321 (463) (342) Outside Services 5,546 6,536 6,056 (990) (510) Professional fees 2,737 2,783 2,333 (46) 404 Supplies & Postage 2,616 2,447 2,579 169 37 FDIC Insurance 2,058 2,067 2,949 (9) (891) Marketing 1,986 1,730 1,624 256 362 Telecommunications 1,295 1,345 1,488 (50) (193) Operating Risk Loss 1,210 733 540 477 670 OREO & Repo Expenses, net 602 181 638 421 (36) Other Expenses 9,988 11,895 7,922 (1,907) 2,066 Total Non-Interest Expenses 122,275$ 127,621$ 120,413$ (5,346)$ 1,862$ (in thousands) Change From

A SUSTAINABLE PAYOUT $0.30 $0.32 $0.34 $0.38 $0.41 $0.11 3.12% 2.44% 2.75% 2.92% 2.18% 2.50% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% $0.00 $0.04 $0.08 $0.12 $0.16 $0.20 $0.24 $0.28 $0.32 $0.36 $0.40 $0.44 2012 2013 2014 2015 2016 1Q 2017 Cash Dividend Yield(1) 29 (1) Annual dividend per share divided by period-end stock price. (2) Compounded annual growth rate from December 31, 2012 to annualized March 31 , 2017. Cash Dividend Per Common Share & Yield CAGR (2) = 8.0% Cas h D iv id e n d Pe r C o m m o n S h ar e D ivid e n d Y ie ld (1)

NON-GAAP RECONCILIATION

FULTON FINANCIAL CORPORATION

***Note**: The Corporation has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

	Three Months Ended				
	Mar 31 2016	Jun 30 2016	Sep 30 2016	Dec 31 2016	Mar 31 2017
	(dollars in thousands)				
Efficiency ratio					
Non-interest expense - Numerator	$ 120,413	$ 121,637	$ 119,848	$ 127,621	$ 122,275
Net interest income (fully taxable equivalent)	$ 134,026	$ 133,890	$ 135,784	$ 137,571	$ 143,243
Plus: Total Non-interest income	43,137	46,137	48,149	52,755	46,673
Less: Investment securities gains	(947)	(76)	(2)	(1,525)	(1,106)
Denominator	$ 176,216	$ 179,951	$ 183,931	$ 188,801	$ 188,810
Efficiency ratio	68.3%	67.6%	65.2%	67.6%	64.8%

	Three Months Ended				
	Mar 31 2016	Jun 30 2016	Sep 30 2016	Dec 31 2016	Mar 31 2017
	(dollars in thousands)				
Return on Average Shareholders' Equity (ROE) (Tangible)					
Net income - Numerator	$ 38,257	$ 39,750	$ 41,468	$ 42,150	$ 43,380
Average shareholders' equity	$ 2,058,799	$ 2,089,915	$ 2,120,596	$ 2,132,655	$ 2,140,547
Less: Average goodwill and intangible assets	(531,556)	(531,556)	(531,556)	(531,556)	(531,556)
Average tangible shareholders' equity (denominator)	$ 1,527,243	$ 1,558,359	$ 1,589,040	$ 1,601,099	$ 1,608,991
Return on average common shareholders' equity (tangible), annualized	10.07%	10.26%	10.38%	10.47%	10.93%

30

NON-GAAP RECONCILIATION (CON’T) 31 Mar 31 Jun 30 Sep 30 Dec 31 Mar 31 2016 2016 2016 2016 2017 Tangible Common Equity to Tangible Assets (TCE Ratio) Shareholders' equity 2,073,309$ 2,106,997$ 2,129,436$ 2,121,115$ 2,154,683$ Less: Intangible assets (531,556) (531,556) (531,556) (531,556) (531,556) Tangible shareholders' equity (numerator) 1,541,753$ 1,575,441$ 1,597,880$ 1,589,559$ 1,623,127$ Total assets 18,122,254$ 18,480,035$ 18,701,062$ 18,944,247$ 19,178,576$ Less: Intangible assets (531,556) (531,556) (531,556) (531,556) (531,556) Total tangible assets (denominator) 17,590,698$ 17,948,479$ 18,169,506$ 18,412,691$ 18,647,020$ Tangible Common Equity to Tangible Assets 8.8% 8.8% 8.8% 8.6% 8.7% Mar 31 Jun 30 Sep 30 Dec 31 Mar 31 2016 2016 2016 2016 2017 Pre-Provision Net Revenue Net interest income 129,054$ 128,916$ 130,565$ 132,237$ 137,579$ Non-interest income 43,137 46,137 48,149 52,755 46,673 Less: Investment securities gains (947) (76) (2) (1,525) (1,106) Total Revenue 171,244 174,977 178,712 183,467 183,146 Total Non-interest expense 120,413 121,637 119,848 127,621 122,275 Pre-Provision Net Revenue 50,831$ 53,340$ 58,864$ 55,846$ 60,871$ Three Months Ended (dollars in thousands) (in thousands)

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